                                                                   Exhibit 10.34


                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20006-2415

                                    AMENDMENT

                                                      Dated as of April 30, 2003

           Re: $102,000,000 8.51% Senior Notes, due November 15, 2004


To the holders of the Notes named in
Schedule I attached hereto

Ladies and Gentlemen:

     Reference is hereby made to that certain Note Agreement dated as of November 15, 1999 (the "Note Agreement") between Allied Capital Corporation (the "Company"), and the Purchasers named in Schedule I thereto (the "Purchasers"), under and pursuant to which the Company issued and sold to the Purchasers 8.51% Senior Notes due November 15, 2004 of the Company in the aggregate principal amount of $102,000,000 (the "Notes"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note Agreement.

     The Company hereby agrees with you as follows:

     1. Amendment of Section 5.8 (Limitation on Debt; Interest Rate Swaps) of the Note Agreement.

          (a) Section 5.8(e) of the Note Agreement is hereby amended in its entirety to read as follows:

                    "(e) The Company will not and will not permit any
               Consolidated Subsidiary to enter into any Interest Rate Swap except in the ordinary course of business pursuant to transactions that are entered into for bona fide purposes of managing the Company's interest rate and currency risk and not for speculation."

     2.   Amendment of Section 5.9 (Limitation on Liens) of the Note Agreement.
     Section 5.9(i) of the Note Agreement is hereby amended by deleting clause
     (iii) set forth therein in its entirety and by changing the reference to clause "(iv)" set forth therein to clause "(iii)."

     3. Amendment of Section 8 (Interpretation of Agreement; Definitions) of the Note Agreement. Section 8 of the Note Agreement is hereby amended as follows:

          (a) The definition of "Adequate Rating" is hereby added to the Note Agreement as follows:

               "'Adequate Rating' means senior unsecured debt rating of A- or higher by Standard & Poor's Rating Services or Fitch Ratings, or a rating of A3 or higher by Moody's Investors Service."

          (b) The definition of "Debt" in Section 8.1 of the Note Agreement is hereby amended by (i) adding a new clause "(e)" to read as hereinafter set forth, (ii) redesignating existing clause "(e)" as clause "(f)" and amending it in its entirety to read as hereinafter set forth, and (iii) amending the last paragraph thereof to read as follows:

               "(e) all liabilities under Interest Rate Swaps entered into for the purpose of hedging currency risk with respect to Debt; and

               (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

               Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Any amount receivable by the Company or any of its Consolidated Subsidiaries under an Interest Rate Swap referred to in clause (e) above, as determined in accordance with the definition of Interest Rate Swap, shall apply as an offset in the calculation of the total amount of Debt only if (i) the counterparty in such Interest Rate Swap has an Adequate Rating or (ii) if such counterparty ceases to maintain an Adequate Rating, such counterparty has posted collateral for the benefit of the Company or the relevant Consolidated Subsidiary to secure such receivable, in which case, the amount of such receivable that shall apply as an offset in the calculation of the total amount of Debt shall be limited to the fair market value of such collateral."

          (c) The definition of "Interest Rate Swap" in Section 8.1 of the Note Agreement is hereby amended by deleting the second sentence of the definition in its entirety and replacing it in its entirety by the following:

          "For the purposes of this Agreement, the amount of the obligation (whether positive or negative) under any Interest Rate Swap shall be the amount payable or receivable by the Company or any of its Consolidated Subsidiaries determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person based on the assumption that such Interest Rate Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Interest Rate Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined."

          (d) The definition of "Priority Debt" in Section 8.1 of the Note Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

               "`Priority Debt' means (without duplication) the sum of (i) all Debt of the Company and its Consolidated Subsidiaries secured by a Lien, (ii) all liabilities of the Company and its Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt, if and only if such liabilities are secured by a Lien, (iii) all unsecured Debt of Consolidated Subsidiaries, and (iv) all unsecured liabilities of Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt (excluding in each case, any Debt or liability owing to the Company or another Consolidated Subsidiary)."

     4. Representations and Warranties. The Company represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  No Default or Event of Default exists under the Note Agreement;

          (b) The Company has not paid any fees or remuneration to (i) any Holder of Notes in connection with the solicitation of this Amendment or
     (ii) any other Holder of Indebtedness of the Company in connection with any amendment which relates solely to the subject matter of this Amendment pursuant to any agreement under which Indebtedness of the Company is outstanding;

          (c) The execution and delivery of this Amendment by the Company and compliance by the Company with all of the provisions of the Note Agreement, as amended hereby:

               (i)  is within the corporate powers of the Company; and

               (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Charter or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any liens or encumbrances on any property of the Company;

          (d) The execution and delivery of this Amendment has been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Charter or By-laws of the Company or otherwise); this Amendment has been duly executed and delivered by the Company; and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their terms.

     5. No Legend Required. References in the Note Agreement or in any Note shall be deemed to be references to the Note Agreement as amended hereby and as further amended from time to time.

     6. Effect of Amendment. Except as expressly amended hereby, the Company agrees that the Note Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Note Agreement in favor of the Holders of Notes are ratified and confirmed and shall remain in full force and effect.

     7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns and (ii) the Holders of Notes and their respective successors and assigns, including each successive Holder or Holders of any Notes.

     8. Requisite Approval; Expenses. This Amendment shall not be effective until (a) the Company and the Holders of 66 2/3% in aggregate principal amount of the Notes have executed and delivered this Amendment, and (b) the Company shall have paid all reasonable fees, expenses and disbursements of Chapman and Cutler which are reflected in statements of such counsel rendered on or prior to the effective date of this Amendment. The Company shall also pay any other reasonable out-of-pocket expenses incurred by the Holders of Notes in connection with the consummation of the transaction contemplated by this Amendment.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with New York law, including all matters of construction, validity and performance.

     10. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                        ALLIED CAPITAL CORPORATION

                                        By: /s/ Kelly A. Anderson
                                           -------------------------------------
                                           Name: Kelly A. Anderson
                                           Title: Executive Vice President &
                                                  Treasurer

Allied Capital Corporation      Amendment to November 1999 Note Agreement


                                ALLSTATE LIFE INSURANCE COMPANY


                                By   /s/ Jerry D. Zinkula
                                     -------------------------------------------
                                     Name: Jerry D. Zinkula

                                By   /s/ Patricia W. Wilson
                                     -------------------------------------------
                                     Name: Patricia W. Wilson
                                     Authorized Signatories

Allied Capital Corporation             Amendment to November 1999 Note Agreement

                                       CONNECTICUT GENERAL INSURANCE
                                         CORPORATION

                                       By: CIGNA Investments, Inc.

                                       By: /s/ Debra J. Height
                                          -------------------------------------
                                          Name: Debra J. Height
                                          Title: Managing Director

                                       LIFE INSURANCE COMPANY OF NORTH AMERICA

                                       By: CIGNA Investments, Inc.

                                       By: /s/ Debra J. Height
                                          -------------------------------------
                                          Name: Debra J. Height
                                          Title: Managing Director

Allied Capital Corporation             Amendment to November 1999 Note Agreement


                                       GEFA SPECIAL PURPOSE SIX, LLC

                                       BY: GE ASSET MANAGEMENT, ITS PORTFOLIO
                                           ADVISOR


                                       By: /s/ John Endres
                                          -------------------------------------
                                          Name: John Endres
                                          Title: Vice President-Private
                                                 Placements

Allied Capital Corporation             Amendment to November 1999 Note Agreement


                                       FEDERAL HOME LIFE INSURANCE COMPANY


                                       BY: GE ASSET MANAGEMENT, ITS INVESTMENT
                                           ADVISOR

                                       By: /s/ John Endres
                                          -------------------------------------
                                          Name: John Endres
                                          Title: Vice President-Private
                                                 Placements

Allied Capital Corporation             Amendment to November 1999 Note Agreement


                                       FEDERAL HOME LIFE INSURANCE COMPANY

                                       BY: GE ASSET MANAGEMENT, ITS INVESTMENT
                                           ADVISOR

                                       By: /s/ John Endres
                                          -------------------------------------
                                          Name: John Endres
                                           Title: Vice President-Private
                                                  Placements

Allied Capital Corporation             Amendment to November 1999 Note Agreement

                                       GEFA SPECIAL PURPOSE SIX, LLC

                                       BY: GE ASSET MANAGEMENT, ITS PORTFOLIO
                                           MANAGER

                                       By: /s/ John Endres
                                          -------------------------------------
                                          Name: John Endres
                                          Title: Vice President-Private
                                                 Placements

Allied Capital Corporation             Amendment to November 1999 Note Agreement

                                       THE GUARDIAN LIFE INSURANCE COMPANY OF
                                         AMERICA

                                       By: /s/ Thomas M. Donohue
                                          -------------------------------------
                                          Name: Thomas M. Donohue
                                          Title: Managing Director


                                       THE GUARDIAN INSURANCE & ANNUITY
                                          COMPANY, INC.

                                       By: /s/ Thomas M. Donohue
                                          -------------------------------------
                                          Name: Thomas M. Donohue
                                          Title: Managing Director

Allied Capital Corporation             Amendment to November 1999 Note Agreement

Accepted as of the date first written above:


                                       MINNESOTA LIFE INSURANCE COMPANY

                                       By: Advantus Capital Management, Inc.

                                       By: /s/ John Leiviska
                                          -------------------------------------
                                          Name: John Leiviska
                                          Title: Vice President


                                       FARM BUREAU LIFE INSURANCE COMPANY OF
                                         MICHIGAN

                                       By: Advantus Capital Management, Inc.

                                       By: /s/ John Leiviska
                                          -------------------------------------
                                          Name: John Leiviska
                                          Title: Vice President


                                       MTL INSURANCE COMPANY

                                       By: Advantus Capital Management, Inc.

                                       By: /s/ John Leiviska
                                          -------------------------------------
                                          Name: John Leiviska
                                          Title: Vice President

Allied Capital Corporation             Amendment to November 1999 Note Agreement


                                       NATIONWIDE LIFE INSURANCE COMPANY

                                       By: /s/ Thomas S. Leggett
                                          -------------------------------------
                                          Name: Thomas S. Leggett
                                          Title: Associate Vice President
                                                 Public Bonds

Allied Capital Corporation             Amendment to November 1999 Note Agreement


                                       KEYPORT LIFE INSURANCE COMPANY

                                       By: /s/ John N. Whelihan
                                          -------------------------------------
                                          Name: John N. Whelihan
                                          Title: Vice President


                                       By: /s/ Richard Gordon
                                          -------------------------------------
                                          Name: Richard Gordon
                                          Title: Vice President

Allied Capital Corporation             Amendment to November 1999 Note
Agreement


                                       MERRILL LYNCH INTERNATIONAL

                                       By: John Hancock Life Insurance Company,
                                           as Manager under that certain Bond
                                           Purchase and Asset Management
                                           Agreement dated as of June 22, 1999


                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       JOHN HANCOCK LIFE INSURANCE
                                       COMPANY

                                       By: /s/ Anthony J. Della Piana
                                          -------------------------------------
                                          Name: Anthony J. Della Piana
                                          Title: Managing Director


                                       MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity

                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Anthony J. Della Piana
                                          -------------------------------------
                                          Name: Anthony J. Della Piana
                                          Title: Authorized Signatory


                                       INVESTORS PARTNER LIFE INSURANCE
                                       COMPANY

                                       By: /s/ Anthony J. Della Piana
                                          -------------------------------------
                                          Name: Anthony J. Della Piana
                                          Title: Authorized Signatory